MERRILL LYNCH
GROWTH FUND








FUND LOGO








Quarterly Report

July 31, 1997






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Growth Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GROWTH FUND


DEAR SHAREHOLDER


During the quarter ended July 31, 1997, increasing evidence of noninflationary economic growth boosted investor confidence. This growing confidence was confirmed further when, as widely expected, the Federal Reserve Board (FRB) chose to leave monetary policy unchanged at its July 1 meeting. This confluence of positive indicators helped produce a significant rally in the US stock market. The unmanaged Standard & Poor's 500 Composite Average, led by its 50 largest issues (in terms of stock market capitalization), generated a +19.58% total return for the July quarter. A slight decline in interest rates during the quarter resulted in a modest positive total return for US fixed-income investments.

Current consensus expectations are for the US economy's rate of growth to lose some momentum over the balance of 1997. Although real (inflation-adjusted) gross domestic product (GDP) growth for the first quarter of the year was revised slightly upward to 5.9%, the rate of real growth for the second quarter was announced at a more sustainable 2.2% rate. At the same time, inflationary pressures remain contained. It remains to be seen whether economic activity continues moderate enough to rule out future FRB monetary policy tightenings later this year.

As the July quarter drew to a close, Congress approved tax-cut and five-year balanced budget bills. Although considered positive to encourage savings and investment, it is uncertain how successful the new legislation will be in reducing the Federal budget deficit in the years ahead.

At present, it appears that the US economy is perceived favorably by global investors for its ongoing growth and limited inflationary pressures, as supported by the US dollar's continued strength relative to other currencies. If economic data releases continue to support this point of view, the outlook for the US capital markets will remain positive.

Portfolio Matters
For the three months ended July 31, 1997, total returns for Merrill Lynch Growth Fund's Class A, Class B, Class C and Class D Shares were +18.17%, +17.85%, +17.88% and +18.10%, respectively, underperforming the +19.58% return for the unmanaged Standard & Poor's 500 Composite Index. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--5 of this report to shareholders.)

The improvement in the Fund's absolute and relative performance during the July quarter from the prior three-month period is largely attributable to the performance of its energy investments. Despite a mild winter in the United States, oil and gas consumption has been relatively strong and oilfield activity levels have been high. The rising drilling activity on the part of oil and gas producers has, in turn, driven earnings growth and share price gains in the Fund's oilfield service and equipment companies. Consistent with our long-term thesis, these earnings gains have not been fueled by rising oil and gas prices, which have remained relatively stable, but by a tightening market for oilfield services.

We made no significant changes in our investment strategy during the July quarter. Energy remains the Fund's largest sector commitment at 47.8% of net assets. During the quarter, we increased positions in several of our existing energy holdings and added one significant new energy position to the portfolio, Burlington Resources, Inc. As a result of its planned friendly merger with Louisiana Land & Exploration Company (LL&E), Burlington will emerge as a "super independent" with a greater exploration orientation that will be international in scope. We believe that with LL&E's substantial US and internationalacreage, Burlington will be in a position to significantly grow its natural gas and oil reserves through both exploration and acquisition. In our view, the company will benefit from the focus of its new management team and the addition of the well-regarded LL&E technical staff.

Real estate investment trusts (REITs) also continue to be a large sector investment for the Fund at 14.6% of net assets. In our last report to shareholders, we discussed the long-term secular opportunity for REITs as institutional holders of specific real estate assets transition their ownership to the public sector. Since the beginning of 1997, our largest investment in the sector, Equity Residential Properties Trust (EQR), the largest multifamily REIT, announced a total of $2.7 billion in residential property acquisitions. These transactions range from purchases of individual units from local owners to the purchase of entire institutional portfolios. These purchases effectively increased the company's managed portfolio of properties by 70%. Perhaps the most significant of these transactions in terms of its longer-term implications was that of the pension fund that swapped all of its multifamily assets for EQR shares, making EQR its singular investment in the apartment sector.

EQR will remain a strong force for consolidation in the multifamily arena, where its economies of scale, wide geographic scope, and portfolio diversification are unmatched. We believe that EQR will be the partner of choice for institutional holders of multifamily dwellings who want to securitize their real estate holdings, such as other pension funds and insurance companies.

In Conclusion
At the end of the July quarter, cash equivalents accounted for 21.5% of net assets, down slightly from 23.5% at the end of the prior quarter. We continue to take a careful, "bottom-up" approach to selecting new investments and adding to existing portfolio holdings.

We thank you for your investment in Merrill Lynch Growth Fund, and we look forward to reviewing our outlook and strategy with you in our upcoming annual report to shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Stephen C. Johnes)
Stephen C. Johnes
Vice President and
Portfolio Manager



August 26, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                        +24.92%        +18.36%
Five Years Ended 6/30/97                  +25.94         +24.59
Inception (11/28/88)
through 6/30/97                           +20.27         +19.52

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                        +23.69%        +19.69%
Five Years Ended 6/30/97                  +24.65         +24.65
Ten Years Ended 6/30/97                   +15.91         +15.91

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                        +23.65%        +22.65%
Inception (10/21/94)
through 6/30/97                           +24.88         +24.88

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                        +24.63%        +18.09%
Inception (10/21/94)
through 6/30/97                           +25.86         +23.36

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                     Beginning    Ending    Distributed  Dividends Paid++  % Change*
11/28/88--12/31/88                  $ 9.61     $ 9.44        $0.257         $0.090        + 1.88%
1989                                  9.44      12.33          --            0.211        +32.96
1990                                 12.33      12.20         0.130           --          + 0.03
1991                                 12.20      13.95         1.182          0.012        +25.20
1992                                 13.95      14.88         0.449           --          + 9.97
1993                                 14.88      17.48         2.122           --          +32.37
1994                                 17.48      17.49         0.295           --          + 1.77
1995                                 17.49      21.80         1.723          0.359        +36.82
1996                                 21.80      26.13         1.394          0.708        +29.72
1/1/97--7/31/97                      26.13      30.59          --            0.273        +18.17
                                                             ------         ------
                                                       Total $7.552   Total $1.653

                                                  Cumulative total return as of 7/31/97: +427.04%*

++Figures may include short-term capital gains distributions.
 *Figures do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                     Beginning    Ending    Distributed  Dividends Paid++  % Change*
3/27/87--12/31/87                   $10.00     $ 8.49        $0.060         $0.187        -12.72%
1988                                  8.49       9.45         0.257          0.140        +16.04
1989                                  9.45      12.35          --            0.084        +31.62
1990                                 12.35      12.09         0.130           --          - 1.02
1991                                 12.09      13.65         1.182          0.012        +23.85
1992                                 13.65      14.39         0.449           --          + 8.79
1993                                 14.39      16.65         2.122           --          +31.11
1994                                 16.65      16.47         0.295           --          + 0.72
1995                                 16.47      20.40         1.723          0.143        +35.45
1996                                 20.40      24.28         1.394          0.485        +28.38
1/1/97--7/31/97                      24.28      28.36          --            0.152        +17.46
                                                             ------         ------
                                                       Total $7.612   Total $1.203

                                                  Cumulative total return as of 7/31/97: +379.57%*

++Figures may include short-term capital gains distributions.
 *Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                     Beginning    Ending    Distributed  Dividends Paid++  % Change*
10/21/94--12/31/94                  $17.45     $16.47        $0.295           --          - 3.90%
1995                                 16.47      20.30         1.723         $0.239        +35.44
1996                                 20.30      24.13         1.394          0.498        +28.34
1/1/97--7/31/97                      24.13      28.18          --            0.162        +17.49
                                                             ------         ------
                                                       Total $3.412   Total $0.899

                                                   Cumulative total return as of 7/31/97: +96.26%*

++Figures may include short-term capital gains distributions.
 *Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                     Beginning    Ending    Distributed  Dividends Paid++  % Change*
10/21/94--12/31/94                  $18.47     $17.47        $0.295           --          - 3.79%
1995                                 17.47      21.76         1.723         $0.321        +36.52
1996                                 21.76      26.07         1.394          0.650        +29.39
1/1/97--7/31/97                      26.07      30.51          --            0.242        +18.01
                                                             ------         ------
                                                       Total $3.412   Total $1.213

                                                  Cumulative total return as of 7/31/97: +100.56%*

++Figures may include short-term capital gains distributions.
 *Figures do not include sales charge; results would be lower if sales charge was included.


Recent Performance Results
                                                                                       12 Month     3 Month
                                                      7/31/97    4/30/97    7/31/96    % Change     % Change
ML Growth Fund Class A Shares*                        $30.59     $26.13     $23.06     +39.84%(1)    +17.07%
ML Growth Fund Class B Shares*                         28.36      24.20      21.53     +39.40(1)     +17.19
ML Growth Fund Class C Shares*                         28.18      24.05      21.42     +39.27(1)     +17.17
ML Growth Fund Class D Shares*                         30.51      26.05      23.00     +39.85(1)     +17.12
Standard & Poor's 500 Index**                         954.29     801.34     639.95     +49.12        +19.09
ML Growth Fund Class A Shares--Total Return*                                           +44.20(2)     +18.17(3)
ML Growth Fund Class B Shares--Total Return*                                           +42.76(4)     +17.85(5)
ML Growth Fund Class C Shares--Total Return*                                           +42.72(6)     +17.88(7)
ML Growth Fund Class D Shares--Total Return*                                           +43.91(8)     +18.10(9)
Standard & Poor's 500 Index--Total Return**                                            +52.02        +19.58

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $1.394 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.858 per share ordinary income dividends and $1.394 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.273 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.616 per share ordinary income dividends and $1.394 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.152 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.630 per share ordinary income dividends and $1.394 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.162 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.795 per share ordinary income dividends and $1.394 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.242 per share ordinary income dividends.



SCHEDULE OF INVESTMENTS
                             Shares Held/                                                                           Percent of
Industries                   Face Amount           Long-Term Investments                  Cost             Value    Net Assets
Banking & Financial            1,000,000   Republic New York Corp.                   $   44,267,281   $  115,500,000    1.5%
Services                       2,000,000   Safra Republic Holdings S.A. (ADR)*           69,529,500      232,000,000    3.1
                                                                                     --------------   --------------  ------
                                                                                        113,796,781      347,500,000    4.6

Diversified Resource           2,500,000   Freeport-McMoRan Copper & Gold, Inc.
Companies                                  (Class A)                                     65,809,748       68,125,000    0.9
                               5,000,000   Freeport-McMoRan Copper & Gold, Inc.
                                           (Class B)                                    107,984,584      146,250,000    2.0
                               3,750,000   Freeport-McMoRan, Inc.                       114,789,644      115,546,875    1.5
                               7,000,000   IMC Global, Inc.                             238,165,862      220,937,500    3.0
                                                                                     --------------   --------------  ------
                                                                                        526,749,838      550,859,375    7.4

Domestic                       2,650,000   Burlington Resources, Inc.                   124,170,230      125,212,500    1.7
Exploration &                  1,038,469   Monterey Resources, Inc.                      10,380,408       15,836,653    0.2
Production                     4,669,900   Santa Fe Energy Resources, Inc.               24,977,167       40,277,888    0.5
                               3,500,000   Vastar Resources, Inc.                       106,578,685      126,000,000    1.7
                                                                                     --------------   --------------  ------
                                                                                        266,106,490      307,327,041    4.1

Electronic                       324,800   Cirrus Logic, Inc.                             6,227,236        4,405,100    0.0
Components                  $133,500,000   Cirrus Logic, Inc. (Convertible
                                           Bond), 6% due 12/15/2003                     123,411,250      109,136,250    1.5
                               3,500,000   Komag, Inc.                                   72,539,664       72,843,750    1.0
                                                                                     --------------   --------------  ------
                                                                                        202,178,150      186,385,100    2.5

Energy Acquisition             8,000,000   Apache Corp.                                 232,123,043      282,000,000    3.8
& Exploitation                 2,200,000   Devon Energy Corp.                            34,401,130       83,737,500    1.1
                            $  1,000,000   Devon Financing Trust (Convertible
                                           Preferred), 6.50% due 6/15/2026               50,000,000       73,125,000    1.0
                               4,000,000   Newfield Exploration Co.                      56,598,373       96,000,000    1.3
                                                                                     --------------   --------------  ------
                                                                                        373,122,546      534,862,500    7.2

International                  8,000,000   Norcen Energy Resources, Ltd.                120,353,892      191,041,320    2.6
Exploration &
Production

Miscellaneous                  1,000,000   Affymetrix, Inc.                              16,662,627       32,375,000    0.4
                               2,464,260   CytoTherapeutics, Inc.                        17,442,583       12,321,300    0.2
                                 434,500   CytoTherapeutics, Inc. (Warrants)(a)             651,750           26,505    0.0
                                 934,000   Genset (ADR)*                                 15,681,212       23,350,000    0.3
                               1,000,000   RAO Gazprom (ADR)*                            17,865,451       17,150,000    0.2
                                                                                     --------------   --------------  ------
                                                                                         68,303,623       85,222,805    1.1

Natural Gas                    3,855,434   TransMontaigne Oil Co.                        27,060,669       70,361,671    0.9
Gathering &                    3,500,000   Western Gas Resources, Inc.                   74,549,278       66,500,000    0.9
Transmission                                                                         --------------   --------------  ------
                                                                                        101,609,947      136,861,671    1.8


SCHEDULE OF INVESTMENTS (continued)
                                 Shares                                                                             Percent of
Industries                        Held             Long-Term Investments                  Cost             Value    Net Assets
Offshore Drilling              9,200,000   Ensco International, Inc.                 $  194,651,450   $  608,350,000    8.1%
Companies                     16,300,000   Global Marine, Inc.                           59,126,323      466,587,500    6.3
                                 853,800   Santa Fe International Corporation            26,302,370       35,219,250    0.5
                                                                                     --------------   --------------  ------
                                                                                        280,080,143    1,110,156,750   14.9

Oilfield Services              7,000,000   Nabors Industries, Inc.                       90,192,970      218,750,000    2.9
                               5,000,000   Schlumberger Ltd.                            223,527,267      381,875,000    5.1
                               4,000,000   Tidewater, Inc.                              156,771,516      202,000,000    2.7
                               4,600,000   Weatherford Enterra, Inc.                    135,307,975      200,100,000    2.7
                               3,500,000   Western Atlas, Inc.                          204,011,284      278,468,750    3.8
                                                                                     --------------   --------------  ------
                                                                                        809,811,012    1,281,193,750   17.2

Personal                       1,000,000   Dell Computer Corp.                            6,211,734       85,500,000    1.1
Computers

Real Estate                      932,700   Starwood Lodging Trust                        31,986,217       43,487,137    0.6
Investment
Trusts--Hotel

Real Estate                    5,400,000   Beacon Properties Corp.                      178,620,085      197,775,000    2.6
Investment                       343,700   Crescent Operating, Inc.                       5,155,500        5,327,350    0.1
Trusts--Office                 4,920,000   Crescent Real Estate Equities, Inc.          124,669,501      153,750,000    2.1
                               1,483,800   Equity Office Properties Trust                37,440,404       43,030,200    0.6
                                                                                     --------------   --------------  ------
                                                                                        345,885,490      399,882,550    5.4

Real Estate                    2,000,000   Avalon Properties, Inc.                       52,951,219       55,250,000    0.7
Investment                     5,000,000   Equity Residential Properties Trust          216,535,276      252,187,500    3.4
Trusts--Residential                                                                  --------------   --------------  ------
                                                                                        269,486,495      307,437,500    4.1

Real Estate                    3,442,000   Federal Realty Investment Trust               95,449,307       91,213,000    1.2
Investment                     6,500,000   Simon DeBartolo Group, Inc.                  194,655,279      208,000,000    2.8
Trusts--Retail                   888,500   Weingarten Realty Investors                   38,164,189       38,760,812    0.5
                                                                                     --------------   --------------  ------
                                                                                        328,268,775      337,973,812    4.5

                                           Total Long-Term Investments                3,843,951,133    5,905,691,311   79.1


                                 Face
                                Amount             Short-Term Investments

Commercial                   $50,000,000   Associates First Capital Corp.,
Paper**                                    5.52% due 9/05/1997                           49,731,667       49,731,667    0.6
                              27,567,000   Atlantic Asset Securitization Corp.,
                                           5.53% due 8/18/1997                           27,495,012       27,495,012    0.4
                              23,400,000   CSW Credit, Inc., 5.57% due 8/08/1997         23,374,657       23,374,657    0.3
                                           CXC Inc.:
                              50,000,000     5.57% due 8/07/1997                         49,953,583       49,953,583    0.7
                              40,000,000     5.52% due 8/29/1997                         39,828,267       39,828,267    0.5
                                           Clipper Receivables Corp.:
                              17,839,000     5.53% due 8/14/1997                         17,803,377       17,803,377    0.2
                              50,000,000     5.52% due 8/22/1997                         49,839,000       49,839,000    0.7
                              55,537,000     5.50% due 9/04/1997                         55,248,516       55,248,516    0.7

SCHEDULE OF INVESTMENTS (continued)
                                 Face                                                                               Percent of
                                Amount             Short-Term Investments                 Cost             Value    Net Assets
Commercial                   $50,000,000   Corporate Receivables Corp., 5.53%
Paper**                                    due 9/03/1997                             $   49,746,542   $   49,746,542    0.6%
(concluded)                                Countrywide Home Loans, Inc.:
                              45,000,000     5.51% due 9/11/1997                         44,717,612       44,717,612    0.6
                              50,000,000     5.52% due 9/19/1997                         49,624,333       49,624,333    0.6
                              20,146,000   Delaware Funding Corp., 5.56% due
                                           8/15/1997                                     20,102,440       20,102,440    0.3
                                           Falcon Asset Securitization Corp.:
                              50,000,000     5.51% due 8/26/1997                         49,808,681       49,808,681    0.7
                              45,000,000     5.57% due 8/29/1997                         44,805,050       44,805,050    0.6
                                           Finova Capital Corp.:
                              32,000,000     5.58% due 8/21/1997                         31,900,800       31,900,800    0.4
                              20,000,000     5.54% due 9/15/1997                         19,861,500       19,861,500    0.2
                              43,000,000   GTE Corp., 5.51% due 8/04/1997                42,980,256       42,980,256    0.6
                              46,660,000   General Motors Acceptance Corp.,
                                           5.81% due 8/01/1997                           46,660,000       46,660,000    0.6
                              50,000,000   Goldman Sachs Group, L.P., 5.56% due
                                           8/18/1997                                     49,868,722       49,868,722    0.7
                                           International Securitization Corp.:
                              50,000,000     5.52% due 8/14/1997                         49,900,333       49,900,333    0.7
                              45,000,000     5.52% due 8/28/1997                         44,813,700       44,813,700    0.6
                              55,000,000     5.52% due 9/18/1997                         54,595,200       54,595,200    0.7
                              50,000,000   Lehman Brothers Holdings Inc., 5.63%
                                           due 8/05/1997                                 49,968,722       49,968,722    0.7
                                           Lexington Parker Capital Corp.:
                               8,366,000     5.55% due 8/07/1997                          8,358,261        8,358,261    0.1
                              19,000,000     5.58% due 8/08/1997                         18,979,385       18,979,385    0.2
                              40,000,000     5.58% due 8/18/1997                         39,894,600       39,894,600    0.5
                              50,000,000   Lucent Technologies, Inc., 5.50% due
                                           8/04/1997                                     49,977,083       49,977,083    0.7
                              20,000,000   Monsanto Co., 5.60% due 8/01/1997             20,000,000       20,000,000    0.3
                                           Morgan Stanley Group, Inc.:
                              50,000,000     5.58% due 8/08/1997                         49,945,750       49,945,750    0.7
                              50,000,000     5.50% due 8/28/1997                         49,793,750       49,793,750    0.7
                                           NYNEX Corp.:
                              34,600,000     5.52% due 8/04/1997                         34,584,084       34,584,084    0.5
                              50,000,000     5.50% due 8/25/1997                         49,816,667       49,816,667    0.7
                              50,000,000   National Fleet Funding Corp., 5.53%
                                           due 9/10/1997                                 49,692,778       49,692,778    0.7
                                           Preferred Receivables Funding Corp.:
                              50,000,000     5.57% due 8/07/1997                         49,953,583       49,953,583    0.7
                              50,450,000     5.56% due 8/15/1997                         50,340,916       50,340,916    0.7
                              50,000,000   WCP Funding, Inc., 5.57% due 8/07/1997        49,953,583       49,953,583    0.7
                                                                                     --------------   --------------  ------
                                                                                      1,483,918,410    1,483,918,410   19.9

SCHEDULE OF INVESTMENTS (concluded)
                                 Face                                                                               Percent of
Industries                      Amount             Short-Term Investments                 Cost             Value    Net Assets
US Government                              Federal Home Loan Mortgage Corp.:
Agency                       $30,040,000     5.39% due 8/05/1997                     $   30,022,010   $   30,022,010    0.4%
Obligations**                 50,000,000     5.39% due 8/18/1997                         49,872,736       49,872,736    0.7
                              40,000,000   Federal National Mortgage Association,
                                           5.44% due 8/05/1997                           39,975,822       39,975,822    0.5
                                                                                     --------------   --------------  ------
                                                                                        119,870,568      119,870,568    1.6

                                           Total Short-Term Investments               1,603,788,978    1,603,788,978   21.5

Total Investments                                                                    $5,447,740,111    7,509,480,289  100.6
                                                                                     ==============
Liabilities in Excess of Other Assets                                                                    (45,794,560)  (0.6)
                                                                                                      --------------  ------
Net Assets                                                                                            $7,463,685,729  100.0%
                                                                                                      ==============  ======

Net Asset                         Class A--Based on net assets of $1,535,770,627
Value:                                     and 50,203,620 shares of beneficial
                                           interest outstanding                                       $        30.59
                                                                                                      ==============
                                  Class B--Based on net assets of $4,153,746,696
                                           and 146,464,076shares of beneficial
                                           interest outstanding                                       $        28.36
                                                                                                      ==============
                                  Class C--Based on net assets of $346,238,488
                                           and 12,287,372 shares of beneficial
                                           interest outstanding                                       $        28.18
                                                                                                      ==============
                                  Class D--Based on net assets of $1,427,929,918
                                           and 46,808,388 shares of beneficial
                                           interest outstanding                                       $        30.51
                                                                                                      ==============

  *American Depositary Receipts (ADR).
 **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of sharesare subject to adjustment under certain conditions until the expiration date.



PORTFOLIO INFORMATION


For the Quarter Ended July 31, 1997


                                      Percent of
Ten Largest Equity Holdings           Net Assets

Ensco International, Inc.                 8.1%
Global Marine, Inc.                       6.3
Schlumberger Ltd.                         5.1
Apache Corp.                              3.8
Western Atlas, Inc.                       3.8
Equity Residential Properties Trust       3.4
Safra Republic Holdings S.A. (ADR)        3.1
IMC Global, Inc.                          3.0
Nabors Industries, Inc.                   2.9
Freeport-McMoRan Copper & Gold, Inc.++    2.9

[FN]
++Includes Class A and Class B Shares.


  Additions

  Burlington Resources, Inc.
**Crescent Operating, Inc.
  Equity Office Property Trust
**Monterey Resources, Inc.
 *Rambus, Inc.
  Santa Fe International Corp.


  Deletions

  Intel Corp.
  Potash Corp. of Saskatchewan Inc.
 *Rambus, Inc.
  Sony Corp.
  Sony Corp. (ADR)

[FN]
 *Added and deleted in the same quarter.
**The Fund's positions in Crescent Operating, Inc. and Monterey
  Resources, Inc. were established through spin-offs of Fund holdings Crescent Real Estate Equities, Inc. and Santa Fe Energy Resources, Inc., respectively.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Stephen C. Johnes, Vice President and
  Portfolio Manager
Arthur Moretti, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863